                                                                     EXHIBIT 4.1

                               (CITI TRENDS LOGO)

      COMMON STOCK                                          COMMON STOCK

     (NUMBER GRAPHIC)                                     (SHARES GRAPHIC)

INCORPORATED UNDER THE LAWS                                SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                CERTAIN DEFINITIONS
                                                          CUSIP 17306X 102

THIS CERTIFIES THAT


is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 OF CITI TRENDS, INC. (hereinafter, the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Corporation's Certificate of Incorporation, as amended, and By-laws, as amended. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated

                                 (SEAL GRAPHIC)

/s/ Thomas W. Stoltz                                   /s/ R. Edward Anderson

Secretary                                              Chief Executive Officer



COUNTERSIGNED AND REGISTERED:

American Stock Transfer & Trust Company
Transfer Agent and Registrar

By
         Authorized Signature
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                                CITI TRENDS, INC.

         THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS IN WRITING, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS AUTHORIZED TO BE ISSUED, AND A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF ANY CLASS OF PREFERRED SHARES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME MAY HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY, OR TO THE TRANSFER AGENT AND REGISTRAR NAMED ON THE FACE OF THIS CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common
TEN ENT  --  as tenants by the entireties
JT TEN   --  as joint tenants with right of
             survivorship and not as tenants
             in common

UNIF GIFT MIN ACT--  _________ Custodian __________
                       (Cust)              (Minor)
                     under Uniform Gifts to Minors
                     Act __________________________
                                   (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ______________________hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

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          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE
                                  OF ASSIGNEE.

__________________________________________________________________________Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.
Dated, _______________________________


                                    ____________________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITH WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED: _______________________________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.